AIM ETF Products Trust

(the “Trust”)

And the Trust’s series

AllianzIM U.S. Large Cap Buffer10 Jan ETF

(the “Fund”)

Supplement to the Fund’s Prospectus

December 22, 2020

As described in the Fund’s prospectus, dated December 15, 2020, the Fund is subject to an upside return cap (the “Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. The Fund’s initial Outcome Period will begin on January 1, 2021. As of the date of this Supplement, the Cap for the Fund for the Outcome Period is expected to be between 12.75% and 14.75%, prior to taking into account any fees or expenses charged to the Fund. When the Fund’s annualized management fee of 0.74% of the Fund’s average daily net assets is taken into account, the Cap is expected to be between 12.01% and 14.01%, as of the date of this Supplement. The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the Prospectus. This expected Cap range is based upon market conditions as of the date of this Supplement, and the final Cap could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Cap is established.

AIM ETF Products Trust

(the “Trust”)

And the Trust’s series

AllianzIM U.S. Large Cap Buffer20 Jan ETF

(the “Fund”)

Supplement to the Fund’s Prospectus

December 22, 2020

As described in the Fund’s prospectus, dated December 15, 2020, the Fund is subject to an upside return cap (the “Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. The Fund’s initial Outcome Period will begin on January 1, 2021. As of the date of this Supplement, the Cap for the Fund for the Outcome Period is expected to be between 6.00% and 8.00%, prior to taking into account any fees or expenses charged to the Fund. When the Fund’s annualized management fee of 0.74% of the Fund’s average daily net assets is taken into account, the Cap is expected to be between 5.26% and 7.26%, as of the date of this Supplement. The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the Prospectus. This expected Cap range is based upon market conditions as of the date of this Supplement, and the final Cap could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Cap is established.

December 22, 2020

VIA EDGAR

Filing Desk

Securities and Exchange Commission

100 F Street NE

Washington, DC 20549

Re:	AIM ETF Products Trust (the “Trust”)
File Nos. 333-235734 and 811-23504

Ladies and Gentlemen:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, submitted electronically for filing via EDGAR, please find enclosed Supplements, dated December 22, 2020, to the prospectuses, dated December 15, 2020, relating to the following series of the Trust: AllianzIM U.S. Large Cap Buffer10 Jan ETF and AllianzIM U.S. Large Cap Buffer20 Jan ETF. This filing relates only to the Prospectuses for the series indicated above and does not otherwise delete, amend, or supersede any information relating to any prospectus of the Registrant’s other series of shares.

If you have any questions or comments, please contact the undersigned.

Sincerely,

AIM ETF Products Trust

By:	/s/ Erik Nelson
Erik Nelson, Secretary

763/765-7453

Erik.Nelson@allianzlife.com

Allianz Investment Management LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. www.allianzlife.com

Allianz Investment Management LLC is a registered investment adviser that is a wholly owned subsidiary of Allianz Life Insurance Company of North America. This information is confidential and is intended only for the use of the individual(s) and/or entity/entities named above. This information should not be copied, forwarded, or further disseminated.